UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 10, 2024

PACS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42011	92-3144268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
262 N. University Ave.
Farmington, Utah 84025
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (801) 447-9829

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PACS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
In connection with the initial public offering (the “Offering” or the “IPO”) by PACS Group, Inc. (the “Company”) of its common stock, par value $0.001 per share (the “Common Stock”), described in the prospectus (the “Prospectus”), dated April 10, 2024, filed with the Securities and Exchange Commission pursuant to Rule 424(B) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be a part of the Registration Statement on Form S-1 (File No. 333-277893), as amended (the “Registration Statement”), the following agreements were entered into:
•the Registration Rights Agreement, dated April 10, 2024, by and among the Company and each of the other persons from time to time party thereto (the “Registration Rights Agreement”); and
•the Stockholders Agreement, dated April 10, 2024, by and among the Company and each of the other persons from time to time party thereto (the “Stockholders Agreement”).
The Registration Rights Agreement and Stockholders Agreement are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The form of each of the Registration Rights Agreement and Stockholders Agreement was previously filed as an exhibit to the Registration Statement. The terms of each of the Registration Rights Agreement and Stockholders Agreement are substantially the same as the terms set forth in the form of such agreements previously filed as Exhibits 4.3 and 4.2, respectively, to the Registration Statement and as described therein.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 15, 2024, the Company filed an amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware. In addition, the amended and restated bylaws (the “Bylaws”) of the Company became effective in connection with the IPO. The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The terms of the Certificate of Incorporation and Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibits 3.2 and 3.4, respectively, to the Registration Statement and as described therein.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of PACS Group, Inc.

3.2	Amended and Restated Bylaws of PACS Group, Inc.

10.1	Registration Rights Agreement by and between PACS Group, Inc. and certain securityholders of PACS Group, Inc., dated as of April 10, 2024

10.2	Stockholders Agreement by and between PACS Group, Inc. and certain securityholders of PACS Group, Inc., dated as of April 10, 2024

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACS GROUP, INC.

Date: April 15, 2024	By:	/s/ John Mitchell
John Mitchell
Chief Legal Officer and General Counsel